United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 1, 2015

Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

751 North Drive, Suite 9

Melbourne, FL  32934

 (Address of Principal Executive Offices)

(321) 610-7959

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industries;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our limited manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 3.02 Unregistered Sales of Equity Securities.

On May 22, 2015 (previously reported), we executed a Stock Option Agreement granting Savoy Enterprises an option to purchase 2,000,000 shares of our common stock comprised of “restricted securities” as defined in SEC Rule 144, at $0.25 per share, for services rendered.  These options expire on November 30, 2015.

On June 1, 2015, Savoy Enterprises elected to exercise part of the option granted to purchase 200,000 shares at the $0.25 per share price, for a total purchase price of $50,000.

On June 10, 2015, we executed a Stock Option Agreement granting an option to purchase 1,000,000 shares of our common stock, which are also comprised of “restricted securities,” at $0.25 per share, for services rendered.  These options are for a three year term and expire on June 30, 2018.

On June 10, 2015, we also executed another Stock Option Agreement granting an option to purchase 5,000,000 shares of our common stock, also comprised of “restricted securities,” at $0.25 per share, for services rendered.  These options are also for a three year term and expire on June 30, 2018.

On June 22, 2015, we executed an additional Stock Option Agreement granting an option to purchase 25,000 shares of our common stock, also comprised of “restricted securities,” at $0.25 per share, for services rendered.  These options are also for a three year term and expire on June 30, 2018.

On July 2, 2015, we authorized the issuance 100,000 shares of our common stock, also comprised of “restricted securities,” at $0.25 per share, for services rendered, to Al Petschow, one of our employees.

On July 6, 2015, Savoy Enterprises elected to exercise its option to purchase 91,844 shares of the above 2,000,000 shares granted at a price of $0.25 per share, for a total purchase price of $22,961.

On July 8, 2015, we executed another Stock Option Agreement granting an option to purchase 2,500,000 shares of our common stock, also comprised of “restricted securities,” at $.025 per share for services rendered.  These options are also for a three year term and expire on June 30, 2018.

Our Board of Directors approved all of these transactions on July 8, 2015, except the Savoy Enterprises option exercise for the 91,844 shares, which was approved by our Board of Directors on July 9, 2015.

Sales of Unregistered Equity Securities

Date*	Subscribers*	Shares*	Consideration*
6/1/2015	One private investor	200,000	$50,000
7/2/2015	One private investor	100,000	Services
7/6/2015	One private investor	91,844	$22,961

Options granted

Date*	Option Grantees*	Shares*	Consideration*
5/22/2015	Private investor	2,000,000	Services
6/10/2015	Private investor	1,000,000	Services
6/10/2015	Private investor	5,000,000	Services
6/22/15	Private investor	25,000	Services
7/8/2015	Private investor	2,500,000	Services

All of these shares were offered and sold in transactions exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, Rule 506(b) of SEC Regulation D or under SEC Regulation S, as applicable.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(i)  Sean C. Kruuv, CPA. Effective on June 30, 2015, Mr. Kruuv was terminated from his position of Chief Financial Officer of the Company, and his at-will Employment Agreement was also terminated.

(ii) On July 1, 2015, we appointed Tami Tharp our Chief Financial Officer.

Tami Lamkin Tharp, CPA.  Ms. Tharp is 56 years of age.  Ms. Tharp most recently was controller at Capitol Services of Florida from 2013, where she was responsible for all accounting functions, including payment of sales, franchise, federal corporate and payroll taxes, business licensing, cost and financial analysis, budgeting and cash flow. Previously, she was the controller of Convention Planning Services, LLC. from 2010 to 2013, where she was also responsible for all accounting functions.  From 2007 to 2009, she was the Chief Financial Officer for DataMetrics Corporation.  Ms. Tharp holds the designation of Certified Public Accountant (CPA) from the Texas

State Board of Public Accountancy and a Bachelors of Science Degree in Business Administration (BSBA) from the University of Texas at Dallas.

The services of Ms. Tharp are outlined under her Employment Agreement dated July 3, 2015 (executed by us on July 3, 2015, with and with a commencement date of July 6, 2015, and approved by our Board of Directors on July 9, 2015), under which Ms. Tharp will receive an annual salary of $120,000, payable bi-weekly.  In addition to her annual salary, she will be issued 50,000 shares of our common stock comprised of “restricted securities” immediately following 30 days of employment and an additional 100,000 shares within the first 30 days of the completion of our planned NASDAQ Capital Markets listing.  Ms. Tharp is also entitled to expense reimbursement and employee benefits as provided to other employees, including, as applicable, bonuses, stock options, personal and sick leave, vacation, health and other insurance that may be provided, and participation in executive compensation or other incentive plans adopted, among other benefits.

A copy of Ms. Tharp’s Employment Agreement is filed with this Current Report as Exhibit 10.1.  See Item 9.01 below.

(iii) We also resolved to grant yearly consulting fees of $500,000 to Stephen J. Barber, and $300,000 to Mark L. Meriwether, payable in monthly installments commencing July 1, 2015.  Mr. Barber is our Executive Chairman, CEO and a director; and Mr. Meriwether is our Vice President, Secretary and a director.

Additionally we resolved to increase Larry Lee Arrowood’s annual salary to $325,000, payable in bi-weekly installments commencing July 1, 2015.  Mr. Arrowood is our President.

Item 8.01 Other Events.

At June 30, 2015, Expedia Holdings Limited (“Expedia”), one of our creditors, was owed a principal balance of $2,000,000, plus accrued and unpaid interest of $59,506.85 to such date, on our loan from Newmark Investments Limited (the “Newmark Loan”).  The first advance under the Newmark Loan was made in November, 2012.  Expedia is a founder, the beneficial owner and is the successor of Newmark, by assignment of the Newmark Loan on January 16, 2014, and under an amended Loan Agreement between the Company and Expedia dated February 24, 2014, together with related security agreements.  The due date of the principal and interest under the Loan Agreement had been extended to June 30, 2015, and the parties have agreed to extend such Loan Agreement due date to August 31, 2015, effective June 30, 2015.  Additional information about the Loan Agreement is contained in our 10-K Annual Reports for the years ended December 31, 2014, and 2013, and in our Definitive Information Statement filed with the SEC on February 19, 2015, under the caption “Voting Securities and Principal Holders Thereof.”  See Item 9.01.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.*

Description of Exhibit*

10.1

Expedia Holdings Limited Extension Agreement

10.2

Employment Agreement of Tami Tharp

*10-K Annual Report for the year ended December 31, 2013, which was filed with the SEC on April 15, 2014.

*10-K Annual Report for the year ended December 31, 2014, which was filed with the SEC on May 8, 2015.

*Definitive Information Statement, which was filed with the SEC on February 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

Date:	July 10, 2015	By:	/s/ Mark L. Meriwether
Mark L. Meriwether
Vice President, Secretary and a Director

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